TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company



                                     (LOGO)

   1150 South Olive Street, Los Angeles, California 90015-2211 (213) 742-2111

         Transamerica Occidental's Separate Account Fund B (the "Fund") offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts are Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The investment objective of the Fund is long-term capital growth. The Fund pursues its investment objective by investing primarily in common stocks. Any income and realized capital gains will be reinvested. There are no assurances that the investment objective will be met. The Contract Owner bears all of the investment risk.

         This Prospectus contains information about the Fund and the related Contracts, which you should know before investing.

         This Prospectus should be kept for future reference.

         A Statement of Additional Information, is incorporated herein by reference and has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free by contacting, Transamerica Annuity Service Center. Before June 5, 2000, the Annuity Service Center is at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.


         The table of contents for the Statement of Additional Information is on page 22 of this Prospectus. The date of the Statement of Additional Information is May 1, 2000.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000

THE CONTRACTS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE CONTRACTS FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACTS INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                      TABLE
                                       OF
                                    CONTENTS

(LOGO)


                                            Page
Page

Terms Used in this Prospectus...............      2               Changes to Variable Annuity Contract......   13
Summary.....................................      4               Inquiries.................................   13
Fee Table...................................      5             Annuity Period..............................   13
Per Accumulation Unit Income and  Capital...                    Death Benefits..............................   14
   Changes..................................      7               Before Retirement.........................   14
   Financial Statements for the Fund and                           After Retirement.........................   15
       Transamerica Occidental .............      7             Contract Values.............................   15
Transamerica Occidental and The Fund........      8             Annual Deposit Contract.....................   15
   Transamerica Occidental Life Insurance                       Single Deposit Deferred Contract............   15
        Company.............................      8               Single Deposit Immediate Contract.........   15
   Insurance Marketplace Standards                                Accumulation Unit Value...................   16
        Association ........................      8             Written Requests............................   16
   The Fund.................................      8             Underwriter.................................   17
   Investment Objectives and                                      Surrender of a Contract...................   17
        Policies............................      9             Federal Tax Matters.........................   17
   Risks....................................     10               Introduction..............................   18
Management of the Fund......................     10               Qualified Contracts.......................   18
   The Investment Advisers..................     10               Tax Status of the Contract................   20
Charges Under the Contracts.................     11               Taxation of Annuities.....................   20
   Charges Assessed Against the Deposits....     11             Legal Proceedings...........................   22
   Charges Assessed Against the Fund........     11             Table of Contents of the Statement of
   Premium Taxes............................     12               Additional Information....................   22
Description of the Contracts................     12
   Voting Rights............................     12





---------------------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER TO PURCHASE THE CONTRACTS IN ANY STATE IN WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER. NO SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF SUCH REPRESENTATIONS ARE MADE, DO NOT RELY ON THEM.


                          TERMS USED IN THIS PROSPECTUS

ACCUMULATION ACCOUNT:                               The    account
                                                     maintained    under    each
                                                     Contract   comprising   all
                                                     Accumulation          Units
                                                     purchased  under a Contract
                                                     and, if applicable, any Net
                                                     Deposit  not yet applied to
                                                     purchase       Accumulation
                                                     Units.

ACCUMULATION ACCOUNT VALUE:                          The dollar value of an Accumulation Account.

ACCUMULATION UNIT:                                   A unit  purchased  by the  investment  of a Net Deposit in the
                                                     Fund and used to  measure  the  value of an  Owner's  interest under a Contract prior to the Retirement Date.

ANNUITANT:                                           The   individual   on  whose  behalf  a  Contract  is  issued.
                                                     Generally, the Annuitant will be the Contract Owner.

ANNUITY: A series of monthly  payments  provided  under a Contract for the  Annuitant or his  beneficiary.  Annuity payments  will be due and  payable  only on the first day of a calendar month.

ANNUITY                                              CONVERSION  RATE:  The rate
                                                     used  in   converting   the
                                                     Accumulation  Account Value
                                                     to an Annuity  expressed as
                                                     the  amount  of  the  first
                                                     Annuity  payment  to  which
                                                     the   Participant   or  the
                                                     beneficiary is entitled for
                                                     each $1,000 of Accumulation
                                                     Account Value.

ANNUITY SERVICE CENTER:                              The  Annuity   Service   Center,   before  June  5,  2000,  is
                                                     Transamerica  Annuity Service Center,  401 North Tryon Street,
                                                     Suite 700,  Charlotte,  North  Carolina  28202.  After June 5,
                                                     2000,  the  address  is P.O.  Box  3183,  Cedar  Rapids,  Iowa
                                                     52406-3183  or, if by overnight  mail,  4333 Edgewood Road NE,
                                                     Cedar    Rapids,    Iowa   52499.    The   phone   number   is
                                                     877-717-8861.

ANNUITY UNIT:                                        A unit used to determine the amount of each  Variable  Annuity payment after the first.

CODE:                                                The Internal  Revenue Code of 1986, as amended,  and the rules and regulations issued thereunder.

CONTRACT:                                            Any one of the  Individual  Equity  Investment  Fund Contracts
                                                     (Annual Deposit,  Single Deposit  Deferred,  or Single Deposit
                                                     Immediate) described in this Prospectus.

CONTRACT OWNER:                                      The party to the  Contract  who is the owner of the  Contract.
                                                     Generally, the Contract Owner will be the Annuitant.

 DEPOSIT:                                            An amount paid to Transamerica Occidental pursuant to a
                                    Contract.

 NET DEPOSIT:                                        That portion of a Deposit remaining after deduction of any premium for Contract riders, charges for sales and
                                                     administration expense and for any applicable premium
                                                     taxes.

RETIREMENT DATE:                                     The date on which the first  Annuity  payment is payable under a Contract.

VARIABLE ANNUITY:                                    An  Annuity  with   payments   which  vary  in  dollar  amount
                                                     throughout   the  payment   period  in  accordance   with  the
                                                     investment experience of the Fund.

VALUATION DATE:                                      Each day on  which  the New York  Stock  Exchange  is open for trading.

VALUATION                                            PERIOD: The period from the
                                                     close of trading on the New
                                                     York Stock  Exchange on one
                                                     Valuation Date to the close
                                                     of  trading on the New York
                                                     Stock  Exchange on the next
                                                     following Valuation Date.





                                     SUMMARY


         The Fund was established on June 26, 1968, as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. It invests primarily in equity securities. See "Investment Objective and Policies" on Page 9.)

         Risks of investing in the Fund include fluctuation in value and possible loss of principal due, in part, to fluctuation of stock prices.

         The Fund receives investment advice from Transamerica Investment Management, LLC, ("TIM"), the Fund's Adviser, and from Transamerica Investment Services, Inc. ("Investment Services"), Sub-Adviser.

         The Fund issued Contracts designed for qualified plans. Three types of Contracts were offered--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. (See "Description of the Contracts" on page 12.) The Contracts are no longer being offered, but additional deposits may be made to outstanding Contracts.

         A maximum 6 1/2% sales expense and 2% administration expense, plus state premium taxes currently ranging from 0 to 3.5%, are deducted from each deposit. This is equivalent to 9.28% of the net deposit after deducting sales and administrative expenses but before deducting premium taxes. (See page 5.)

         A mortality and expense risk charge is charged the Fund at an annual rate of 1.00% of the value of the average daily net assets. The Fund also pays the Adviser an investment management fee at an annual rate of 0.30% of the Fund's average daily net assets. (See pages 6 and 10.)

         Annual Deposit and Single Deposit Deferred Contracts may be surrendered prior to the selected retirement date. The surrender value is determined when the written request for surrender is received. See page 17. There is no surrender charge. Withdrawals may be taken and may be taxable and a federal penalty tax may be assessed upon withdrawals of amounts accumulated under the Contract before age 59 1/2.

         You may also choose to receive benefits in the form of an annuity. See page 13.

                                    FEE TABLE

         The following table and examples, are included to assist you in understanding the transaction and operating expenses imposed under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from your contract.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                               6 1/2%

       TOTAL DEPOSITS
          UNDER THE                               SALES EXPENSE
          CONTRACT                           AS A PERCENT OF DEPOSIT

         First $15,000..............                       6 1/2%
         Next  $35,000..............                       4 1/2%
         Next $100,000..............                      2  %
         Excess.....................                     1/2%

Administration Expense Imposed on Purchases:               2%

         TOTAL DEPOSITS
            UNDER THE                        ADMINISTRATION EXPENSE
            CONTRACT                         AS A PERCENT OF DEPOSIT

         First $15,000..............                      2  %
         Next $35,000...............                       1 1/2%
         Next $100,000..............                      3/4%
         Excess.....................                      None

Maximum Total Contract Owner Transaction Expenses:1        8 1/2%

                                 TOTAL CONTRACT
                                      OWNER
                                   TRANSACTION
       TOTAL DEPOSITS                               EXPENSES
          UNDER THE                                  AS % OF
          CONTRACT                                TOTAL DEPOSIT

         First $15,000..............                 81/2%
         Next $35,000...............                6     %
         Next $100,000..............                       23/4%
         Excess.....................                  1/2%
--------------------
         1 Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid which may be upon annuitization. In certain states, a premium tax charge may be deducted from each deposit.

ANNUAL CONTRACT FEE:           NONE

ANNUAL EXPENSES
(as a percentage of average daily net assets)
  Management Fee:..........................................................................................  0.30%
  Mortality and Expense Risk Charge:......................................................................   1.00%
  Other Expenses:.........................................................................................    None
                                                                                                              ----
         Total Annual Expenses:...........................................................................   1.30%

EXAMPLE #1  Assuming the Contract is surrendered at the end of the periods shown,2 a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 YEAR           3 YEARS             5 YEARS              10 YEARS
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228

EXAMPLE #2  Assuming the Contract is not surrendered through the periods shown,

         a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 YEAR           3 YEARS             5 YEARS              10 YEARS
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228

         These examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Charges Under the Contract" in this Prospectus.


-------------------
         2 The Contracts are designed for retirement planning. Surrenders prior to the retirement date are not consistent with the long-term purposes of the Contracts and income tax and tax penalties may apply. Premium taxe charges may be applicable.


                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

         On a per unit basis for an Accumulation Unit outstanding throughout the year, the Fund's income and capital  changes have been as shown below.  Data for each of the years  presented  below was  included  in the  financial  statements audited by Ernst & Young LLP, the Fund's independent  auditors.  Ernst & Young's report  for the year  ended  December  31,  1999  appears  in the  Statement  of
Additional Information.
                                             1999     1998     1997     1996      1995     1994    1993     1992     1991     1990
                                             -------------------------------------------------------------------------------------

    INCOME AND EXPENSE
         Investment income          $0.097  $0.98    $ .77    $.071    $.044    $.040   $ .046   $ .082   $ .074
$ .080
         Expenses                   0.456   0.328     .244      .163     .125     .089     .081     .064     .055
                                    -----------------------------------------------------------------------------
   .049
         Net investment (loss) income       (0.359)  (0.230)  (0.167)   (.092)   (.081)  (.049)    (.035)    .018
   .019     .031
         CAPITAL CHANGES
         Net realized and unrealized
         gains (loss) on investments        13.132   10.447   6.701    3.217    3.880   .563      1.306     .654
                                            --------------------------------------------------------------------
 1.370    (.487)
----------------
         Net increase (decrease) in
              accumulation unit value       12.773   10.217   6.534    3.125    3.799   .514     1.271    .672
1.389    (.456)
         Accumulation unit value:
              Beginning of year             31.040   20.823   14.289   11.164   7.365   6.851     5.580    4.908
                                            --------------------------------------------------------------------
 3.519    3.975
              End of year                   $43.813  $31.040 $20.823   $14.289  $11.164 $7.365   $6.851   $5.580
                                            ====================================================================
$4.908   $3.519   Ratio of expenses to average
===============
              accumulation fund balance     1.29%    1.32%     1.33%   1.31%    1.32%   1.31%    1.30%    1.30%
1.32%    1.32%
         Ratio of net investment (loss)
              income to average
              accumulation fund balance     (1.02%)  (0.92%)  (0.91%)  (.74%)   (.86%)  (.72%)   (.57%)   .37%
0.48%    .85%
         Portfolio turnover rate            34.45%   53.78%   15.21%   32.94%   17.17%  30.62%   41.39%   43.48%
32.20%   47.43%
         Number of accumulation units
                  outstanding at end of year
                  (000 omitted)              3,084   3,193      3,273  3,431    3,598   3,749    3,820    4,062
4,232    4,310


FINANCIAL STATEMENTS FOR THE FUND AND TRANSAMERICA OCCIDENTAL

The audited financial statements and reports of independent auditors for the Fund and Transamerica Occidental may be found in the Statement of Additional Information which may be obtained, without charge, by contacting the Transamerica Annuity Service Center.

TRANSAMERICA OCCIDENTAL AND THE FUND

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         Transamerica Occidental Life Insurance Company ("Transamerica Occidental") is a stock life insurance company incorporated in the state of California on June 30, 1906. It is principally engaged in the sale of life insurance and annuity policies. Its home office is at 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111,which is owned by AEGON N.V. an international insurance group.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry establihed the Insurance Marketplace Standards Association (IMSA).

         As an IMSA member, we agree to follow a set of standrds in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

THE FUND

         The Fund was established under California law on June 26, 1968, as a separate account by the Board of Directors of Transamerica Occidental.

         The assets of the Fund are owned by Transamerica Occidental, but they are held separately from other assets of Transamerica Occidental. California law requires the Fund's assets to be held in Transamerica Occidental's name, but Transamerica Occidental is not a trustee with respect to the Fund's assets. Income, gains and losses, whether or not realized, from assets allocated to the Fund are, in accordance with the Contracts, credited to or charged against the Fund without regard to other income, gains or losses of Transamerica Occidental. The Fund is not affected by the investment or use of other Transamerica Occidental assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account).

         The Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940
Act") and meets the definition of a separate account under the federal securities laws. There are no sub-accounts of the Fund.

         Obligations   under  the  Contracts  are  obligations  of  Transamerica
Occidental.

         The Fund is managed by a Board of Managers (the "Board").

INVESTMENT OBJECTIVE AND POLICIES

         The Fund has certain fundamental investment policies which may not be changed unless authorized by a majority vote (as that term is defined in the 1940 Act) of Contract Owners. These fundamental policies are described in the Statement of Additional Information.

         The Fund's investment objective is long-term capital growth. This objective may not be achieved.

         The Fund pursues its investment objective by investing principally in listed and unlisted common stock, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

         The Fund may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the Fund's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the Fund's assets may be held in cash or debt securities.

         As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumentalities thereof. However, holdings may exceed the 5% limit if it results from investment performance, and is not the result, wholly or partially, of purchases.

         Not more than 10% of the voting securities of any one issuer will be acquired. Investments will not be made in the securities of a company for the purpose of exercising management or control in that company.

         The Fund does not currently intend to make investments in the securities of other investment companies. The Fund does reserve the right to purchase such securities, subject to the following limitations: the Fund will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of the Fund to be invested in securities of registered investment companies; or (2) the Fund to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Fund to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Fund; or (4) together with other investment companies advised by TransamericaInvestment Management, LLC, the Fund to own more than 10% of the outstanding voting stock of a closed-end investment company.

         Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the saleability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of the Fund's net assets. It is the policy of the Board not to invest more than 10% of the Fund's total assets in restricted securities.

         The Adviser uses a "bottom up" approach to investing. It focuses on identifying fundamental change in it's early stages and investing in premier companies. The Adviser believes in long term investing and do not attempt to time the market. The Fund is constructed one company at a time. Each company passes through a rigorous research process and stands on it's own merits as a premier company in the Adviser's opinion.

         The Adviser buys securities of companies it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features. |X| Shareholder-oriented management |X| Dominance in market share |X| Cost production advantages |X| Leading brands |X| Self-financed growth |X| Attractive reinvestment opportunities

RISKS

         Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value. Since the portfolio may invest in foreign securities, these prices are subject to fluctuation due to instability in political, economic and social structures in those countries.

                             MANAGEMENT OF THE FUND

         The Fund is managed by the Board. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Directors of Transamerica Occidental and the Board of the Fund. Transamerica Investment Management, LLC, develops and implements and investment program subject to the supervision of the Board.

THE INVESTMENT ADVISERS

     Transamerica Investment Management, LLC, ("TIM" or "Adviser") is adviser to the Fund. In addtion to the Fund, TIM also serves as adviser to registered management investment companies Transamerica Investors, Inc., Transamerica Variable Insurance Fund, Inc., and Transamerica Income Shares, Inc., and manages other portfolios. TIM is controlled by Transamerica Investment Services, Inc., which is owned by Transamerica Corporation which is owned by AEGON, N.V. Previous to January 1, 2000, Transamerica Occidental was Adviser to the Fund.

         As Adviser, TIM is responsible for obtaining and evaluating pertinent economic data relevant to the investment policy of the Fund, developing and implementing an investment program for the Fund, and determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board.

         Transamerica Investment Services, Inc. ("TIS" or "Sub-Adviser") acts as Sub-Adviser to the Fund and provides investment research reports and other services at the request of the Adviser. TIS has been in existence since 1967 and has provided investment services to the Fund and other Transamerica Life Companies since 1981. The address for both TIM and TIS is 1150 South Olive Street, Los Angeles, California 90015-2211.

                           CHARGES UNDER THE CONTRACTS

CHARGES ASSESSED AGAINST THE DEPOSITS

         Transamerica Occidental makes a deduction from each deposit for sales and administrative expenses. No such charges will be assessed against deposits made from insurance or annuity policies issued by Transamerica Occidental which are transferred to the Fund. The charge for sales expense ranges from 6 1/2% to 1/2%, and the charge for the administration expense is from 2% to none. (See "Fee Table" on page 5.) The sales expense plus the administative expense are equivalent to the following percentages of the net deposit after deduction of these expenses.

     -------------------------------- ----------------------------- ------------------------------------
                                      SALES AND ADMINISTRATIVE      SALES AND ADMINISTRATIVE EXPENSES
     TOTAL DEPOSITS UNDER THE         EXPENSES AS A PERCENTAGE OF   AS A PERCENTAGE
     CONTRACT                         DEPOSIT                        OF NET DEPOSIT
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     First $15,000                                81/2%                             9.28%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $35,000                                  6%                              6.38%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $100,000                                23/4%                             2.83%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Excess                                     1/2%                              0.5%
     -------------------------------- ----------------------------- ------------------------------------

         The sales expense charge is retained by Transamerica Occidental as compensation for the cost of selling the Contracts. Transamerica Occidental pays the Underwriter and the Underwriter's registered representatives for the sale of the Contracts. (See "Contract Values" for more information about the Underwriter.) The distribution expenses may exceed amounts deducted from Deposits as sales expenses. Transamerica Occidental will bear any such additional expense from surplus, including profits, if any, from the mortality and expense risk charges. Transamerica Occidental pays the sales expense charge to the Underwriter as full commission.

         The administrative expense charge will be retained by Transamerica Occidental for its administrative service.

CHARGES ASSESSED AGAINST THE FUND

         At the end of each Valuation Period, the Accumulation and Annuity Unit values are reduced by a mortality and expense risk charge at an annual rate of 1.00% and an investment management charge at an annual rate of 0.30% of the value of the aggregate net assets of the Fund. Amounts of such charges may be withdrawn periodically from the Fund. The mortality risks assumed by
Transamerica Occidental arise from its contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the Contracts and to pay death benefits prior to Retirement Dates. The expense risk assumed by Transamerica Occidental is the risk that Transamerica Occidental's actual expenses in administering the contracts will exceed the amount recovered through the administrative expense charge. The investment management charge is paid to Adviser TIM.

Transamerica Occidental may realize a profit from the mortality and expense risk charge.

         There are no other fees assessed against the Fund.

PREMIUM TAXES

         Transamerica may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with deposits or values under the Contracts. Depending upon applicable state law, Transamerica may deduct a premium taxe charges for taxes incurred with respect to a particular Contract from the deposits, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same deposit, depending upon applicable state law.

                          DESCRIPTION OF THE CONTRACTS

         The Fund offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts were Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The Contract Owner has all rights under the Contract during the accumulation period. These include: voting rights, selection of the proposed annuitant; surrendering any portion of the Accumulation Account Value; electing a Retirement Date and an annuity option; and selecting of beneficiaries.

         The Contract Owner retains his or her voting rights and right to select beneficiaries, if the annuity option permits, once the annuity begins.

         After the death of the annuitant, the beneficiaries have the right to the Accumulation Account Value, if any, remaining in the Contract.

VOTING RIGHTS

         Pursuant to the Rules and Regulations of the Fund, as amended by the Board, the Fund is generally not required to hold regular meetings of Contract Owners and does not anticipate holding annual meetings. Under the Rules and Regulations of the Fund, however, Contract Owners' meetings will be held in connection with the following matters: (1) the election or removal of a member or members of the Board if a meeting is called for such purpose; (2) the approval of any contract for which approval is required by the Investment Company Act of 1940 ("1940 Act"); and (3) such additional matters as may be required by law, the Rules and Regulations of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations of the Fund. The Contract Owners also would vote upon any changes in fundamental investment objectives, policies or restrictions.

         Contract Owners are entitled to vote in person or by proxy at the Fund's meetings.

         If Contract Owners hold a meeting, the method to calculate votes is shown below:

         The number of votes which a Contract Owner may cast is based on the Accumulation Account Value established on a Valuation Date not more than 100 days prior to a meeting of Contract Owners.

                  (1) When the Valuation Date is prior to the Retirement Date, the number of votes will equal the Contract Owner's Accumulation Account Value divided by 100.

                  (2) When the Valuation Date is on or after the Retirement Date, the number of votes will equal the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100. (Accordingly, as the amount of the reserve diminishes during the Annuity payment period, the number of votes which a Contract Owner may cast decreases.)

         The number of votes will be rounded to the nearest vote; however, each Contract Owner will have at least one vote.

         Contract Owners other than those described herein, the reserves for which are maintained in the Fund, shall also be entitled to vote. The number of votes which such persons shall be entitled to cast shall be computed in the same manner as described above.

         To be entitled to vote, a Contract Owner must have been a Contract Owner on the date on which the number of votes was determined.

         Each Contract Owner shall receive a notice of the meeting of Contract Owners and a statement of the number of votes attributable to his/her Contract. Such notice will be mailed to the Contract Owner at the address maintained in the Fund's records at least 20 days prior to the date of the Contract Owners' meeting. Contract Owners acting as trustees for pension and profit sharing plans wishing to solicit instructions as to their vote from plan Participants will be furnished additional copies of the Notice of Meetings and Proxy Statement upon request.

CHANGES TO VARIABLE ANNUITY CONTRACTS

         Transamerica Occidental has the right to amend the Contracts to meet current applicable federal or state law or regulations or to provide more favorable annuity Conversion Rates. Each Contract Owner will be notified of any amendment to the Contract relating to any changes in federal or state laws.

         The Contract Owner may change beneficiaries, Annuity commencement date or Annuity option prior to the Annuity commencement date.

         Transamerica Occidental reserves the right to deregister the Fund under the 1940 Act.

INQUIRIES

         A Contract Owner may request information concerning a Contract by written request, before June 5, 2000, to Transamerica Annuity Service Center at 401 North Tryon Street, Suite 700 Charlotte, North Carolina 28202. After June 5, 2000, you may request information regarding a Contract by writing to Transamerica Annuity Service Center at P.O. Box 3183 Cedar Rapids, Iowa 52406-3183. The phone number is 877-717-8861.

                                 ANNUITY PERIOD

         Subject to limitations under federal law, Contract Owners may select an annuity option, by Written Request to Transamerica Occidental at least 60 days prior to commencement of an Annuity. The monthly annuity benefit is determined by the age of the Annuitant, any joint annuitant and the option selected. The Contracts have three standard annuity options:

                  (1) A variable annuity with monthly payments during the lifetime of the Annuitant. No minimum number of payments is guaranteed, so that only one such payment is made if the Annuitant dies before the second payment is due;

                  (2) A variable annuity paid monthly to the Annuitant and any joint annuitant as long as either shall live. No minimum number of payments is guaranteed, so that only one such payment is made if both the Annuitant and joint annuitant die before the second payment is due; and

                  (3) A variable annuity paid monthly during the lifetime of the Annuitant with a minimum guaranteed period of 60, 120 or 180 months. If an Annuitant dies during the minimum period, the unpaid installments for the remainder of the minimum period will be payable to the beneficiary. However, the beneficiary may elect the commuted value to be paid in one sum. The lump sum value will be determined on the Valuation Date the written request is received in the Home Office.

         Upon Transamerica Occidental's approval, other options may be selected. The form of Annuity with the fewest number of guaranteed monthly payments will provide the largest monthly payments.

         If the Contract Owner does not select any annuity option, or a lump-sum payment, the funds remain in the Accumulation Account. There may be adverse tax consequences if the funds remain in the Accumulation Account subsequent to the calendar year following the year of the Annuitant's attainment of age 70 1/2.

         The minimum amount on the first monthly payment is $20. If the first monthly payment would be less than $20, Transamerica Occidental may make a single payment equal to the total value of the Contact Owner's Accumulation Account.

         For qualified plans under Section 401, and 403(b) of the internal Revenue Code of 1986 as amended (the "Code"), distributions from a Contract generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Annuitant (i) reaches age 70 1/2 or
(ii) retires, and must be made iN a specified form or manner. If the plan is an IRA described in Section 408, or if the Annuitant is a "5 percent owner" (as described in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2.

         For information regarding the calculation of annuity payments, see the Annuity Payments section of the Statement of Additional Information.

                                 DEATH BENEFITS

Death Benefits--Before Retirement

         (1)  FOR SINGLE AND ANNUAL DEPOSIT CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the later of (i) the date adequate proof of death is received by Transamerica Occidental or (ii) the date Transamerica Occidental receives notice of the method of payment selected by the beneficiary. Subject to certain limitations imposed by the Code, upon Written Request after the death of the Annuitant, the beneficiary may elect, in lieu of the payment of such value in one sum, to have all or a part of the Accumulation Account Value applied under one of the forms of Annuities described under "Annuity Period," or elect an optional method of payment subject to agreement by Transamerica Occidental and to compliance with applicable federal and state law.

         (2) FOR IMMEDIATE CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the date proof of death is received by Transamerica Occidental.

Death Benefit--After Retirement

         If the Annuitant's death occurs on or after the Retirement Date, death benefits, if any, payable to the beneficiary shall be as provided under the Annuity option or elected optional method of payment then in effect.

                                 CONTRACT VALUES

         ANNUAL DEPOSIT CONTRACT--

         This Contract provides for Deposits to be made annually or more frequently, but no Deposit may be less than $10 and the aggregate minimum Deposit must be $120 in any Contract year. Deposits may be increased on a Contract anniversary, but annual Deposits may not be increased to more than three times the first year's Deposit without consent from Transamerica
Occidental. The non-forfeiture provision of the Contract will be applied if annual Deposits are not paid when due or during a 31-day grace period. The effect of this provision is that if a Deposit is not received within five years of the last Deposit date, Deposits may not be resumed, but Contract benefits remain in full force.

         SINGLE DEPOSIT DEFERRED CONTRACT--

         This Contract provides for a single Deposit when the Contract is issued. Additional Deposits of at least $20 each may be made anytime within the first five Contract years. Thereafter, Transamerica Occidental must give its consent to further Deposits. The minimum initial Deposit is $1,000; Transamerica Occidental reserves the right to reduce the minimum.

         A Retirement Date is specified in the application for Annual Deposit and Single Deposit Individual Equity Investment Fund Contracts, but may be changed by a Written Request to Transamerica Occidental at its Home Office at least 60 days before an Annuity is to commence.

         SINGLE DEPOSIT IMMEDIATE CONTRACT--

         This Contract provides for a single Deposit to be accepted when the Contract is issued which will begin an Annuity. The issue date of the Contract is the last Valuation Date of the second calendar month preceding the Retirement Date specified in the Contract. The minimum Deposit is $2,500. Transamerica Occidental reserves the right to reduce the minimum. The Retirement Date may not be changed.

         Net  Deposits  are  immediately   credited  to  the  Contract   Owner's
Accumulation Account in the Valuation Period in which they are received at Transamerica Occidental's Home Office.

         The number of Accumulation Units created by a Net Deposit is determined on the Valuation Date on which the Net Deposit is invested in the Fund by dividing the Net Deposit by the Accumulation Unit Value on that Valuation Date. The number of Accumulation Units resulting from each Net Deposit will not change.

ACCUMULATION UNIT VALUE

         The Accumulation Unit Value was set at $1.00 on November 26, 1968. The Accumulation Unit Value is determined at the end of a Valuation Period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding Valuation Period by the Investment Performance Factor for the current Valuation Period and reducing the result by the mortality and expense risk charges.

         The Investment Performance Factor is determined at the end of each Valuation Period and is the ratio of A/B where "A" and "B" mean the following:

         "A" is the value of the Fund as of the end of such Valuation Period immediately prior to making any Deposits into and any withdrawals from the Fund, reduced by the investment management charge assessed against such value at an annual rate of 0.30%.

         "B" is the value of the Fund as of the end of the preceding Valuation Period immediately after making any Deposits into and any withdrawals from the Fund, including any charges for expense and mortality risks assessed against the Fund on that date.

         The market value of the Fund's assets for each Valuation Period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape; (2) securities that are not reported on the Consolidated Tape but where market quotations are available, i.e., unlisted securities, are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in a manner directed in good faith by the Board.

         The Consolidated Tape is a daily report listing the last closing price quotations of securities traded on all national stock exchanges including the New York Stock Exchange and reported by the National Association of Securities Dealers, Inc. and Instinet.

         The Fund's net value is calculated by reducing the market value of the assets by liabilities at the end of a Valuation Period.

                                WRITTEN REQUESTS

         Written Request is an original signature is required on all Written Requests. If a signature on record does not compare with that on the Written Request, Transamerica Occidental reserves the right to request a Bank Signature Guarantee before processing the request. Written Requests and other communications are deemed to be received by Transamerica Occidental on the date they are actually received at the Transamerica Annuity Service Center unless they are received on a day when, or after the time that, the New York Stock Exchange is closed. In this case, the Written Request will be deemed to be received on the next day when the unit value is calculated.

                                   UNDERWRITER

     Transamerica Financial Resources, Inc., is the principal Underwriter for the Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation.

                             SURRENDER OF A CONTRACT

         Surrender and withdrawal privileges apply only to Annual Deposit and Single Deposit Deferred Contracts prior to the Retirement Date. There are no surrender or withdrawal privileges for Immediate Contracts.

         A Written Request by the Contract Owner must be received at the Annuity Service Center for either a withdrawal from or the surrender of Accumulation Account Value. Before June 5, 2000, mail such a request to 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, mail such a request to P.O. Box 3183 Cedar Rapids, Iowa 52406-3183 or, if overnight mail, to 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. The phone number is 877-717-8861. Accumulation Units will be cancelled with the equivalent dollar amount withdrawn or surrendered. The Accumulation Unit value used to determine the number of Accumulation Units cancelled shall be the value established at the end of the Valuation Period in which the Written Request was received. The Accumulation Account Value less any applicable premium tax charge will be paid within seven days following receipt of the Written Request which includes verification of spousal consent as required by any applicable law or regulations. However, Transamerica Occidental may postpone such payment: (1) if the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Commission's rules, and fair market value of the assets cannot be determined; or (3) for other periods as the Commission may permit.

         There are no charges for withdrawals or surrender of the Contract. However, withdrawals and surrenders may be taxable and subject to penalty taxes.

         The  Contract  must  be  surrendered   if  a  withdrawal   reduces  the
Accumulation Account Value below $10 for an Annual Deposit Deferred Contract or $20 for a Single Deposit Deferred Contract.

         Any Contract withdrawal may be repaid within five years after the date of each withdrawal (other than Contracts issued under Code Section 401(a), 403(b), 408, or 457, or an H.R. 10 Plan) but only one repayment can be made in any twelve month period. Transamerica Occidental must be given a concurrent Written Request of repayment. The sales charges will not be deducted from the Deposit repayment, but the administrative charge will be assessed.

         A Participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the Participant's employer before a Contract can be surrendered. This requirement is imposed because the Attorney General of Texas has ruled that Participants in the ORP may surrender their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability.

         Restrictions may apply to variable annuity contracts used as funding vehicles for Code Section 403(b) retirement plans and Section 401(k) plans. The Code restricts the distribution under Section 403(b) annuity contracts of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last plan year beginning before January 1, 1989. Other funding alternatives may exist under a 403(b) plan to which a Participant may transfer his/her investment from the Contract.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion is a general description of Federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica Occidental's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         The Contracts may be purchased and used only in connection with plans qualifying for favorable tax treatment ("Qualified Contracts"). The Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Code. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, Participant, the Annuitant, or the beneficiary depends on the type and terms of the retirement plan, on the tax and employment status of the individual concerned and on the Employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of the Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

QUALIFIED CONTRACTS

         The Contract is designed for use with several types of qualified plans. The tax rules applicable to Annuitants in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain amounts annually, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans. The Contract may be amended as necessary to conform to the requirements of the plan.

1.  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

         Code section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the Annuitant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments. Under certain circumstances, 20% withholding will apply to distributions from these retirement plans, unless the distribution is directly transferred to another eligible retirement plans.

2.  Individual Retirement Annuities and Individual Retirement Accounts

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions must commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Owners of the Contract for use with IRAs should have supplemental information required by the Internal Revenue Service or any other appropriate agency. Owners should seek competent advice regarding use of the Contract for IRAs.

3.  Tax-Sheltered Annuities

         Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax Sheltered Annuities." Premiums paid pursuant to salary reduction agreements and excluded from gross income will be subject to Social Security and Medicare taxes. Subject to certain exceptions, withdrawals under Tax Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Annuitant attains age 59 1/2, upon the Annuitant's separation from service, upon the Annuitant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

4.   Restrictions under Qualified Contracts

         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

5.  General

         Additional Deposits under a Contract must qualify for the same Federal income tax treatment as the initial Deposit under the Contract; Transamerica Occidental will not accept an additional Deposit under a Contract if the Federal income tax treatment of such Deposit would be different from that of the initial Deposit.

TAX STATUS OF THE CONTRACT

         The following discussion is based on the assumption that the Contracts qualify as annuity contracts for Federal income tax purposes.

TAXATION OF ANNUITIES

  1.  In General

         Section 72 of the Code governs taxation of annuities in general. Transamerica Occidental believes that a Contract Owner generally is not taxed on increases in the value of a Qualified Contract until distribution occurs by withdrawing all or part of the Accumulation Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity option elected. For this purpose, if such is allowed for the Qualified Contract, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account Value or any portion of an interest in the qualified plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  2.  Surrenders

         In the case of a surrender under a Qualified Contract, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  3.  Annuity Payments

         Although tax consequences may vary depending on the annuity option elected under the Contract, under Code section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the "investment in the contract" bears to the expected return at the date annuity payments begin. In this respect (prior to recovery of the "investment in the contract"), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. 4.

  Penalty Tax

         In the case of a distribution pursuant to a Qualified Contract, there may be imposed a Federal penalty tax under Section 72(t) of the Code, which may depend on the type of qualified plan and the particular circumstances. Competent tax advice should be sought before a distribution is requested.

  5.  Transfers, Assignments, or Exchanges of the Contract

         A transfer of ownership of a Contract, the designation of an Annuitant or other beneficiary who is not also the Owner, or the exchange of a Contract are generally prohibited for Qualified Contracts and if made may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  6.  Withholding

         Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except that withholding may be mandatory with respect to distributions from Contracts issued in connection with Section 401(a), 403(a) and 403(b) plans.

  7.  Death Benefits

         Amounts may be distributed from a Contract because of the death of a Annuitant or Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sun, they are treated like a surrender, or (ii) if distributed under an annuity option, they are treated like an annuity payment.

  8.  Other Tax Consequences

         As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect Transamerica
Occidental's understanding of current law and the law may change. Federal gift and estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Annuitant or recipient of the distribution. A competent tax adviser should be consulted for further information.

  9.  Possible Changes in Taxation

         Legislation has been proposed in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would reduce the "invesment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purpose of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

                                LEGAL PROCEEDINGS

         There are no material legal proceedings pending to which the Fund is a party; nor are there material legal proceedings involving the Fund to which Transamerica Occidental, the Adviser or Sub-Adviser, or the Underwriter are parties.


                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION


PAGE

GENERAL INFORMATION AND HISTORY.........................................................................      -2-
INVESTMENT OBJECTIVES AND POLICIES......................................................................      -2-
MANAGEMENT..............................................................................................      -3-
INVESTMENT ADVISORY AND OTHER SERVICES..................................................................      -6-
BROKERAGE ALLOCATIONS...................................................................................      -6-
UNDERWRITER.............................................................................................      -7-
ANNUITY PAYMENTS........................................................................................      -7-
FEDERAL TAX MATTERS.....................................................................................      -8-
FINANCIAL STATEMENTS....................................................................................      -9-





A Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information may be obtained, without charge, by contacting, before June 5, 2000, the Annuity Service Center, at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.

                      (This page intentionally left blank)

                                     (LOGO)





                                 (a prospectus)






         CUSTODIAN--Boston Safe Deposit and Trust Company of California
-------------------------------------------------------------------------------
AUDITORS--Ernst & Young LLP                               May 1, 2000
-------------------------------------------------------------------------------
  ISSUED BY

                 Transamerica Occidental Life Insurance Company
                             1150 South Olive Street
                       Los Angeles, California 90015-2211
                                 (213) 742-2111

         (LOGO)

Transamerica Occidental
Life Insurance Company


TFM-1006 ED.  5-98

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company 1150 South Olive Street, Los Angeles, California 90015-2211

         This Statement of Additional Information is not a Prospectus, but should be read with the Prospectus for Transamerica Occidental's Separate Account Fund B (the "Fund"). A copy of the Prospectus may be obtained by writing to the Transamerica Annuity Service Center, before June 5, 2000, at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.





     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2000 THE DATE OF THE PROSPECTUS IS MAY 1, 2000


                                TABLE OF CONTENTS

                                                                                               Cross
                                                                                             Reference
                                                                                           to Prospectus
                                                                         Page                  Page

General Information and History...................................         -2-                   8
Investment Objectives and Policies................................         -2-                   9
Management........................................................         -3-                  10
Investment Advisory and Other Services............................         -6-                  10
Brokerage Allocations.............................................         -6-
Underwriter.......................................................         -7-                  17
Annuity Payments..................................................         -7-                  13
Federal Tax Matters...............................................         -8-                  17
Financial Statements..............................................         -9-


                         GENERAL INFORMATION AND HISTORY

         Transamerica Occidental Life Insurance Company (the "Company") was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981.

         The Company is wholly-owned by Transamerica Insurance Corporation of California, which is in turn wholly-owned by Transamerica Corporation.
Transamerica Corporation is a financial services organization which engages through its subsidiaries in life insurance, consumer lending, commercial lending, leasing, and real estate services. Transamerica Corporation is owned by AEGON N.V. an international insurance group.

         On November 26, 1968, the Company invested $1,000,000 in Transamerica Occidental's Separate Account Fund B (the "Fund") pursuant to California law. In September 1969, the Company invested an additional $1,000,000 in the Fund. On December 31, 1999, the Company's share in the Fund was approximately 67.90% of the total Contract Owner's equity.

                       INVESTMENT OBJECTIVES AND POLICIES

         Certain investment policies are described on page 9 of the Prospectus for the Fund. Policies which are fundamental may not be changed unless authorized by a majority vote of Contract Owners. Policies and investment restrictions which are fundamental to the Fund are as follows.

                  Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of the Fund's total assets.

                  Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in the Fund being deemed to be an "underwriter" for purposes of the Securities Act of 1993.

                  Investments will not be concentrated in any one industry nor will more than 25% of the value of the Funds assets be invested in issuers all of which conduct their principal business activities in the same general industry.

                  The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned.

         The purchase and sale of commodities or commodity contracts will not be engaged in.

         Loans may be made but only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of the Fund in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause the Fund to be deemed an "underwriter" for purposes of the Securities Act of 1993.) The securities of the Fund may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.)

         The Fund does not intend to issue senior securities.

         The Fund does not intend to write put and call options.

         Purchases of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. Short sales may not be made and a short position may not be maintained unless at all times when a short position is open and the fund owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Fund's net assets is deposited or pledged as collateral for such sales at any one time.

PORTFOLIO TURNOVER RATE

         Changes will be made in the portfolio if such changes are considered advisable to better achieve the Fund's investment objective of long term capital growth. Generally, long-term rather than short-term investments will be made and trading for short-term profits is not intended. However, it should be recognized that although securities will initially be purchased with a view to their long-term potential, a subsequent change in the circumstances of a particular company or industry or in general economic conditions may indicate that a sale of a security is desirable. It is anticipated that annual portfolio turnover should not exceed 75%. However, stocks being sold to meet redemptions and changes in market conditions could result in portfolio activity greater than anticipated.

                                   MANAGEMENT

         Board of Managers and Officers of the Fund are:

                               Positions and Offices
Name, Age and Address**            with the Fund                 Principal Occupation During the Past Five Years
----------------------------------------------------------------------------------------------------------------
Dr. James H. Garrity (61)      Board of Directors             President of the John Tracy Clinic and the Tracy
                                                              Family Hearing Center.

Jon C. Strauss (60)            Board of Directors             President  of Harvey Mudd  College;  Previously  Vice
                                                              President  and  Chief  Financial  Officer  of  Howard
                                                              Hughes  Medical  Institute;  President  of  Worcester
                                                              Polytechnic  Institute;  Vice President and Professor
                                                              of    Engineering    at    University   of   Southern
                                                              California;   Vice  President   Budget  and  Finance,
                                                              Director  of Computer  Activities  and  Professor  of
                                                              Computer  and  Decision  Sciences  at  University  of
                                                              Pennsylvania.


Gary U. Rolle (59)*            President and Chairman         Executive Vice President and Chief Investment
                               Board of Directors             Officer of Transamerica Investment Services, Inc.;
                                                              Director and Chief Investment Officer of
                                                              Transamerica Occidental Life Insurance Company.

Peter J. Sodini (59)           Board of Directors             Associate,   Freeman   Spogli   &  Co.   (a   private
                                                              investor);  President,  Chief  Executive  Officer and
                                                              Director,   The   Pantry,   Inc.   (a   supermarket).
                                                              Director    Pamida    Holdings    Corp.   (a   retail
                                                              merchandiser)  and  Buttrey  Food  and  Drug  Co.  (a
                                                              supermarket).

Regina M. Fink (44)            Assistant Secretary            Counsel for  Transamerica  Occidental  Life Insurance
                                                              Company   and   prior  to  1994   Counsel   and  Vice
                                                              President for Colonial Management Associates, Inc.

Thomas M. Adams (65)           Secretary                      Partner  in  the  law  firm  of   Lanning,   Adams  &
                                                              Peterson.

William T. Miller (36)         Treasurer                      Chief Operating Officer, Transamerica Investment
                                                              Management, LLC since 1999.  Chief Financial
                                                              Officer, Kayne Anderson Investment Management
                                                              1994 to 1999.

   * These members of the Board are or may be  interested  persons as defined by
  Section 2(a) (19) of the 1940 Act. ** The mailing address of each Board member and officers is Box 2438, Los Angeles, California 90051.

         The principal occupations listed above apply for the last five years. However, in some instances, occupation listed above is the current position and prior positions with the same company or affiliate are not indicated.

     Messrs. Garrity, Sodini and Strauss are not parties to either the Investment Advisory Agreement or the Investment Services Agreement nor are they interested persons of any such party.

REMUNERATION OF BOARD OF MANAGERS, OFFICERS AND EMPLOYEES OF THE FUND

         The following table shows the compensation paid during the most recently completed fiscal year to all directors of the Fund by the Company pursuant to its Investment Advisory Agreement with the Fund.



                                                                                        Total
                                                                                     Compensation
                                                          Total Pension or         From Registrant
                                    Aggregate           Retirement Benefits        and Fund Complex
                                  Compensation        Accrued As Part of Fund    Paid to Directors3/
                                                                         -----        --------------
       Name of Person               From Fund               Expenses(1)
       --------------               ---------               -----------
     Donald E. Cantlay                $375                      -0-                     $2,500
   Dr. James. H. Garrity              $750                       0                      $4,250
    Richard N. Latzer(2)               -0-                      -0-                       -0-

      Gary U. Rolle(2)                 -0-                      -0-                       -0-
      Peter J. Sodini                $1,500                     -0-                     $8,500
       Jon C. Strauss                $1,500                      0                      $8,500

         No member of the Board, no Officer, no other individual affiliated with the Fund and no person affiliated with any member of the Board, the Company or any Contract Owner is expected to receive aggregate remuneration in excess of $1,500 from the Company during its current fiscal year by virtue of services rendered to the Fund. Members of the Board, Officers or other individuals affiliated with the Fund, who are also Officers, Directors or employees of the Company, are not entitled to any compensation from the Fund for their services to the Fund.

--------------------------------

(1) None of the members of the Board of Managers currently receives any pension or retirement benefits from the Company due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

(2) Will receive Pension/Retirement benefits as an employee of Transamerica Investment Services, Inc. .

(3) During 1999, each of the Board members was also a member of the Board of Transamerica Variable Insurance Fund, Inc., an open-end management company, advised by the Transamerica Investment Management, LLC, and sub-advised by Transamerica Investment Services, Inc., and of Transamerica Income Shares, Inc., a closed-end management company advised by TransamericaInvestment Management, LLC. These registered investment companies comprise the "Fund Complex."

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Transamerica Investment Management, LLC (`TIM" or "Adviser") is the investment adviser to the Fund. Prior to January 1, 2000, Transamerica Occidental Life Insurance Company (the "Company") served as Adviser.

         Previously the Company and now TIM provides investment management to the Fund pursuant to an investment Advisory Agreement with the Fund. The annual charge for such services is 0.3% of the value of the Fund. In the past three years the Fund paid the Company $189,856 in 1997, $$246,542 in 1998, and $330,503 in 1999. Transamerica Investment Services, Inc., serves as sub-adviser to the Fund.

         The Company performs all record keeping and administrative functions related to the Contracts and each Participant's account, including issuing Contracts, valuing Participant's accounts, making Annuity payments and other administrative functions. In addition, the Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, legal fees, registration and filing fees, stationery, supplies, printing, salaries and compensation of the Fund's Board and its officers, reports to Contract Owners, determination of offering and redemption prices and all ordinary expenses incurred in the ordinary course of business.

         Boston Safe Deposit and Trust Company of California, 1 Embarcadero Center, San Francisco, California 94111-9123 is the Fund's custodian of the Securities. Boston Safe Deposit and Trust Company of California holds the securities for the Fund. The Company pays all fees for this service.

         The financial statements of the Company and the Fund appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP's address is 725 South Figueroa Street, Los Angeles, California 90017.

                              BROKERAGE ALLOCATIONS

         TIM has no formula for brokerage business distribution for purchases and sale of portfolio securities of the Fund. The primary objective is to place orders for the most favorable prices and execution. TIM will engage only those brokers whose commissions it believes to be reasonable in relation to the services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers primarily on price, and such general factors as execution capability and reliability, quality of research (including quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional nature of the broker), financial standing, as well as net results of specific transactions, taking into account such factors as promptness, size of order and difficulty of execution. To the extent such research services are used, it would tend to reduce the Company and Investment Services expenses. However, there is no intention to place portfolio transactions for services performed by a broker in furnishing statistical data and research, and thus such services are not expected to significantly reduce expenses. During 1999, commissions were fully negotiated and paid on a best execution basis. In 1997, 1998 and 1999 respectively, brokerage commissions were .03%, .04% and .07% of average assets, and the aggregate dollar amounts were $16,312, $38,000 and $72,314 respectively.

         TIM furnishes investment advice to the Fund as well as other institutional clients. Some of the Advisers' other clients have investment objectives and programs similar to those of the Fund. Accordingly, occasions may arise when sales or purchases of securities which are consistent with the investment policies of more than one client come up for consideration by TIM at the same time. When two or more clients are engaged in the simultaneous sale or purchase of securities, TIM will allocate the securities in question so as to be equitable as to each client. TIM will effect simultaneous purchase or sale transactions only when it believes that to do so is in the best interest of the Fund, although such concurrent authorizations potentially may, in certain instances, be either advantageous or disadvantageous to the Fund. TIM or TIS has advised the Fund's Board regarding this practice, and will report to them on a periodic basis concerning its implementation.

                                   UNDERWRITER

     Transamerica Financial Resources, Inc., is the principal Underwriter for the Fund's Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation, a subsidiary of AEGON N.V.

         The past three years, the Underwriter received from the sales of the Fund's Contracts total payments of $2,641 in 1997, $4,471 in 1998, and $1,087 in 1999.

                                ANNUITY PAYMENTS

AMOUNT OF FIRST ANNUITY PAYMENT

         SINGLE AND ANNUAL DEPOSIT CONTRACTS:

         At a Annuitant's selected Retirement Date, the Accumulation Account Value based on the Accumulation Unit value established on the last Valuation date in the second calendar month preceding the Retirement Date is applied to the appropriate Annuity Conversion Rate under the Contract, according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and the selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, ultimate two year age setback.

         IMMEDIATE CONTRACT:

         The Net Deposit applicable under the Contract is applied to the Annuity Conversion Rate for this Contract by the Company according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion Rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, one year age setback.

AMOUNT OF SUBSEQUENT ANNUITY PAYMENTS

         The amount of a Variable Annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value established on the last Valuation Date in the second calendar month preceding the date such payment is due.

         The Annuity Conversion Rates reflect the assumed net investment earnings rate of 3.5%. Each annuity payment will vary as the actual net investment earnings rate varies from 3.5%. If the actual net investment earnings rate were equal to the assumed rate, Annuity payments would be level. If the actual Net Investment Rate were lower than the assumed rate, Annuity payments would decrease.

NUMBER OF ANNUITY UNITS

         The number of the Contract Owner's Annuity Units is determined at the time the Variable Annuity is effected by dividing the dollar amount of the first Variable Annuity payment by the Annuity Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date. The number of Annuity Units, once determined, will remain fixed except as affected by the normal operation of the form of Annuity, or by a late Deposit. Late Deposit means a Deposit received by the Company after the Valuation Date in the second calendar month preceding the Retirement Date.

ANNUITY UNIT VALUE

         On November 26, 1968, the value of an Annuity Unit was set at $1.00. Thereafter, at the end of each Valuation Period, the Annuity Unit value is established by multiplying the value of an Annuity Unit determined at the end of the immediately preceding Valuation Period by the Investment Performance Factor for the current Valuation Period, and then multiplying that product by an assumed earnings offset factor for the purpose of offsetting the effect of an investment earnings rate of 3.5% per annum which is assumed in the Annuity Conversion Rates for the Contracts. The result is then reduced by a charge for mortality and expense risks (see "Charges under the Contract" at page 11 of the Prospectus).

                               FEDERAL TAX MATTERS
TAXATION OF THE COMPANY

         The Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The Fund is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any Federal income tax liability with respect to investment income and net capital gains arising from the activities of the Fund retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Fund for Federal income taxes. If, in future years, any Federal income taxes are incurred by the Company with respect to the Fund, then the Company may make a charge to the Fund.

         Under current laws, the Company may incur state and local taxes in certain jurisdictions. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Fund.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund B Board of Directors, Transamerica Occidental Life Insurance Company

         We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights on page 7 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 7 of the Prospectus for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Los Angeles, California





                                Ernst & Young LLP